U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 29, 2014


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.           (IRS Employer
                                                           Identification No)



1315 North Bullis Road Suite 6 Compton, California               90221
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   424   )      338     -      6260
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RadioShack Circle Ste. T3-381, Forth Worth, Texas 76102
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                     (Registrant's former name and address)
















Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

(b)    Appointment of an Officer and Director

On October 5, 2014 the Board of Directors appointed Joseph Collins as its new Chief Executive Officer and Chairman of Board of Directors. Urban entered into an employment agreement with Joseph Collins naming him its sole officer, Chief Executive Officer and Chairman of the Board of Directors with the company's principle offices to be moved to 1315 North Bullis Road, Suite 6, Compton California 90221

A copy of the press release issued by the Company announcing the appointment of Joseph Collins and is filed as Exhibit (99) to this Form 8-K.

A copy of the employment agreement issued by the Company between Joseph Collins and the Company is filed as Exhibit (102) to this form 8-K


Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

(99) Urban Television Network Corporation Press Release naming Joseph Collins its new CEO dated October 29, 2014

(102) Joseph Collins Employment Agreement as CEO and Chairman of the Board of Urban Television Network dated October 5, 2014



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Urban Television Network Corporation
Dated: October 29, 2014
                                             /s/ Joseph Collins
                                            ---------------------------------
                                            By: Joseph Collins
                                            Title: Chief Executive Officer